[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) GROWTH
                       OPPORTUNITIES FUND

                       ANNUAL REPORT o DECEMBER 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Management Review and Outlook .............................................. 4
Performance Summary .......................................................  9
Results of Shareholder Meeting .............................................13
Portfolio of Investments ...................................................15
Financial Statements .......................................................21
Notes to Financial Statements ..............................................27
Independent Auditors' Report ...............................................33
Trustees and Officers ......................................................35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Paul M. McMahon]
    Paul M. McMahon

For the 12 months ended December 31, 2001, Class A shares of the fund returned -24.67%, Class B shares -25.16%, and Class I shares -24.32%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -20.42% return over the same period for the fund's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The fund's returns also compare to a -11.88% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -22.94%.

Q. WHAT FACTORS DROVE THE NEGATIVE PERFORMANCE OF THE FUND OVER THE PAST 12 MONTHS?

A. Overall, this has been a difficult year for growth stocks. During the period, a sharp slowdown in corporate earnings growth led to an even sharper decline in investment spending by corporations. A number of Federal Reserve Board (Fed) interest rate reductions were designed to help rekindle economic growth, but as of the end of the period these moves had not yet attained their goal. Not only have most market sectors seen double-digit losses, but growth stocks in the technology and telecommunications sectors have had some of the greatest losses, even though they have historically held tremendous opportunities for growth investors.

    Because this is a growth-oriented portfolio, we have tended to hold a significant weighting in technology, and that detracted from performance during the period. Over the summer of 2001, however, we began to increase the fund's stake in technology in order to position the portfolio to take advantage of an economic recovery that we believed would emerge early in 2002. Unfortunately, this has been a slower economic recovery than in prior cycles, in part due to the tragic events of September 11. Just before the attacks, we had begun to see signs of a more stable economy.

Q.  HOW DID THE EVENTS OF SEPTEMBER 11 AFFECT THE OVERALL MARKET AND THE FUND?

A. Looking beyond what was a tremendous human loss, we believe the events of September 11 served to further weaken consumer confidence and prolong the economic slowdown. At the end of the period, the portfolio was more diversified than at the beginning of 2001, and we plan to keep it that way until there is more clarity around a possible recovery. In addition, we used what we believed was short-term weakness in many growth stocks as an opportunity to position the fund for a potential recovery, by investing in stocks that we believe may outperform in a more favorable environment for growth investing.

Q.  WHY HAS TECHNOLOGY BEEN HIT SO HARD BY THE ECONOMIC DOWNTURN?

A. Corporate cash flow was strong in both 1999 and part of 2000. In 1999, there was a great deal of Year 2000 (Y2K) spending, as companies upgraded computers and software. And in 1999 and early 2000, many firms spent heavily on Internet-related software to launch new businesses or to defend against what they perceived as challenges to their existing businesses. In late 2000 and 2001, however, technology spending fell sharply as a large number of dot.com companies disappeared and many of the remaining firms cut back on technology spending. Looking ahead, we think we're settling down to a more normal technology spending pattern in 2002 and beyond -- healthy but not extreme year-over-year increases.

Q. HOW HAS THE FUND'S POSITIONING CHANGED OVER THE PERIOD? IN WHICH SECTORS HAVE YOU SEEN OPPORTUNITY?

A. During the period, we found opportunity in the financial services, health care, and leisure sectors. In the financial services area, we have invested in a number of property and casualty insurance firms for some time. After September 11, the perception of risk in the property and casualty industry went up dramatically, and consequently, policy prices also went up. We increased our property and casualty weighting then, taking advantage of the drop in prices of insurance company stocks since we felt the market had been too hard on the insurance industry, given our outlook for policy prices. We believe that demand, which had been relatively constant, will rise as businesses and individuals increase their coverage in the wake of the terrorist attacks. In our opinion, those property and casualty leaders with the reserves to sustain losses from the September 11 tragedy will have more pricing power and see an increasing demand for their products. Some of our insurance holdings included Bermuda reinsurers XL Capital and Ace Limited as well as U.S. companies American International Group and Arthur J. Gallagher.

    Toward the end of the period, we also increased our brokerage and credit card company holdings because we felt these companies could be well positioned during a recovery. Historically, as the economy recovers, investors buy more stocks, which benefits brokerage companies, and consumers spend more, thereby benefiting credit card companies. As of the end of the period, our brokerage firm holdings included Morgan Stanley and Merrill Lynch, and our credit card company holdings included American Express and Capital One Financial.

    Health care has been a defensive area for the portfolio during the downturn. Historically, pharmaceutical companies have had relatively steady earnings in periods of recession or economic downturns. Unfortunately, during 2001, a number of pharmaceutical companies reported disappointing outlooks for 2002, which hurt valuations for the whole group. We used a decline in stock prices toward the end of the period to build positions among companies we saw as well positioned for long-term growth, including Eli Lilly, Pfizer, and Johnson & Johnson.

    In the leisure sector, most of our investments were in advertising-sensitive media firms such as diversified media conglomerate Viacom and radio broadcaster Clear Channel Communications, as well as Walt Disney. Historically, advertising has been one of the first areas to suffer in a downturn, as corporations look for ways to cut expenses, and one of the first areas to benefit from a recovery. Unfortunately, our leisure investments did not perform as well as we had hoped over the period because the economic downturn has been more prolonged than we expected. However, we believe that, in a reviving economy, these stocks will benefit as the market recognizes the firms that have been gaining market share during the downturn.

Q.  WHICH SECTORS DISAPPOINTED OVER THE PERIOD?

A. As we've discussed, the technology sector was a drain on overall performance even though technology did rally during the last quarter of the period. In October, we believe the market began to recognize that there was a good deal of value in the sector, and investors, including our investment team, began to buy again. By the end of the period, however, we felt that some technology stocks had become overvalued and therefore trimmed back our technology position. We believe the tough environment for technology stocks also created some long-term opportunities. In general, across all sectors, we were trying to purchase stocks of companies that we felt would be best positioned if we experienced a recovery. These included software firms such as VERITAS Software and Oracle, networking giant Cisco Systems, and semiconductor firm Analog Devices.

    In addition, the utilities and communications sector hurt performance earlier in the year, and we later cut our position in the sector. With deregulation in the telecommunications area, there were a lot of companies competing against one another for a limited amount of business.

    On the retailing side, disappointing earnings stories led us to sell our positions in CVS and Safeway, two firms that had delivered relatively steady earnings growth in previous periods. Our biggest retail holdings remained in Wal-Mart, Home Depot, and Lowe's, which we believe to be leaders within their product categories. In our opinion, they have strong, embedded positions and are the most promising low-cost producers within their categories.

/s/ Paul M. McMahon

    Paul M. McMahon
    Portfolio Manager

Note to shareholders: Effective December 31, 2001, the Russell 1000 Growth Index has replaced the S&P 500 as the fund's benchmark. We believe the Russell 1000 Growth Index more accurately reflects the portfolio's growth discipline, offering investors a more reliable objective measure of the fund's performance. For comparison to the broad stock market, we will also continue to provide returns for the S&P 500.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
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PAUL M. MCMAHON, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
(MFS(R)) AND PORTFOLIO MANAGER OF THE GROWTH OPPORTUNITIES AND CAPITAL APPRECIATION PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

HE JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST AND WAS NAMED VICE PRESIDENT IN 1986 AND SENIOR VICE PRESIDENT IN 1992.

PAUL IS A GRADUATE OF THE COLLEGE OF THE HOLY CROSS AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:               SEEKS GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   SEPTEMBER 9, 1970

CLASS INCEPTION:         CLASS A  SEPTEMBER 9, 1970
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS I  JANUARY 2, 1997

SIZE:                    $757.5 MILLION NET ASSETS AS OF DECEMBER 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended December 31, 2001)

                        MFS Growth         S&P 500         Russell 1000
                      Opportunities         Stock             Growth
                      Fund - Class A        Index              Index
          -------------------------------------------------------------
          12/91          $ 9,425           $10,000           $10,000
          12/93           11,795            11,843            10,801
          12/95           15,204            16,502            15,204
          12/97           22,842            27,055            24,427
          12/99           39,190            42,106            45,117
          12/01           27,784            33,730            27,852

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

CLASS A
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    -24.67%  -11.25%  +41.34% +177.84%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              -24.67%  - 3.90%  + 7.16% + 10.76%
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Average Annual Total Return Including
  Sales Charge                              -29.00%  - 5.78%  + 5.90% + 10.11%
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CLASS B
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    -25.16%  -13.28%  +35.88% +159.00%
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Average Annual Total Return Excluding
  Sales Charge                              -25.16%  - 4.64%  + 6.32% +  9.98%
------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                              -28.15%  - 5.23%  + 6.12% +  9.98%
------------------------------------------------------------------------------

CLASS I
                                             1 Year  3 Years  5 Years 10 Years
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                    -24.32%  -10.55%  +42.89% +180.89%
------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                              -24.32%  - 3.65%  + 7.40% + 10.88%
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COMPARATIVE INDICES(+)
                                             1 Year  3 Years  5 Years 10 Years
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Average large cap growth fund+              -22.94%  - 3.82%  + 8.15% + 10.09%
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Standard & Poor's 500 Stock Index#          -11.88%  - 1.02%  +10.70% + 12.93%
------------------------------------------------------------------------------
Russell 1000 Growth Index#                  -20.42%  - 6.32%  + 8.27% + 10.79%
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(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account the differences in class- specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANACE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 2001

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                      21.8%
              TECHNOLOGY                              20.5%
              HEALTH CARE                             14.2%
              LEISURE                                 13.0%
              RETAILING                                7.2%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  3.2%                   ANALOG DEVICES, INC.  2.0%
Security systems, packaging, and                Semiconductor manufacturer
 electronic-equipment conglomerate
                                                AMERICAN INTERNATIONAL GROUP, INC.  1.9%
VIACOM, INC.  2.9%                              Insurance and financial services holding
Diversified media and entertainment             company
company
                                                PFIZER, INC.  1.8%
MINNESOTA MINING & MANUFACTURING CO.  2.4%      Pharmaceutical products company
Diversified manufacturing firm specializing
in coatings, adhesives, and abrasives           ECHOSTAR COMMUNICATIONS CORP.  1.8%
                                                Satellite television product and services
CLEAR CHANNEL COMMUNICATIONS, INC.  2.2%        provider
Media company with operations in radio,
outdoor advertising, and live entertainment     JOHNSON & JOHNSON CO.  1.7%
                                                Health care and pharmaceutical products
XL CAPITAL LTD.  2.0%                           company
Insurance, reinsurance, and financial products
and services firm

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Growth Opportunities Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the Trust were elected as follows:

                                                     NUMBER OF SHARES
                                            ----------------------------------
NOMINEE                                          FOR        WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                           71,388,283.290       1,844,126.192
John W. Ballen                              71,404,059.994       1,828,349.488
Lawrence H. Cohn, M.D.                      71,387,475.538       1,844,933.944
The Hon. Sir J. David Gibbons, KBE          71,350,319.548       1,882,089.934
William R. Gutow                            71,397,830.904       1,834,578.578
J. Atwood Ives                              71,402,326.114       1,830,083.368
Abby M. O'Neill                             71,365,480.836       1,866,928.646
Lawrence T. Perera                          71,387,907.664       1,844,501.818
William J. Poorvu                           71,399,736.623       1,832,672.859
Arnold D. Scott                             71,398,306.794       1,834,102.688
J. Dale Sherratt                            71,400,635.451       1,831,774.031
Elaine R. Smith                             71,412,330.814       1,820,078.668
Ward Smith                                  71,378,769.822       1,853,639.660

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                          NUMBER OF SHARES
------------------------------------------------------------
For                                         60,489,033.020
Against                                      1,917,620.209
Abstain                                      2,067,275.253
Broker Non-votes                             8,758,481.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                          NUMBER OF SHARES
------------------------------------------------------------
For                                         60,106,616.397
Against                                      2,134,883.667
Abstain                                      2,232,428.418
Broker Non-votes                             8,758,481.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                          NUMBER OF SHARES
------------------------------------------------------------
For                                         69,585,592.439
Against                                      1,533,013.778
Abstain                                      2,113,803.265

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending December 31, 2001.

                                          NUMBER OF SHARES
------------------------------------------------------------
For                                         70,882,765.247
Against                                        635,678.886
Abstain                                      1,713,965.349

PORTFOLIO OF INVESTMENTS -- December 31, 2001

Stocks - 94.4%
------------------------------------------------------------------------------
ISSUER                                               SHARES              VALUE
------------------------------------------------------------------------------
U.S. Stocks - 85.0%
  Advertising & Broadcasting - 0.3%
    Lamar Advertising Co., "A"*                      60,470       $  2,560,300
------------------------------------------------------------------------------
  Aerospace & Defense - 1.1%
    Northrop Grumman Corp.                           78,400       $  7,903,504
    United Defense Inds, Inc.*                        6,090            128,195
                                                                  ------------
                                                                  $  8,031,699
------------------------------------------------------------------------------
  Automotive - 0.8%
    Harley-Davidson, Inc.                           118,300       $  6,424,873
------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.5%
    Capital One Financial Corp.                      73,800       $  3,981,510
    FleetBoston Financial Corp.                     202,000          7,373,000
                                                                  ------------
                                                                  $ 11,354,510
------------------------------------------------------------------------------
  Biotechnology - 1.0%
    Amgen, Inc.*                                     56,900       $  3,211,436
    Guidant Corp.*                                   84,700          4,218,060
                                                                  ------------
                                                                  $  7,429,496
------------------------------------------------------------------------------
  Business Machines - 1.7%
    Sun Microsystems, Inc.*                         431,200       $  5,303,760
    Texas Instruments, Inc.                         267,800          7,498,400
                                                                  ------------
                                                                  $ 12,802,160
------------------------------------------------------------------------------
  Business Services - 1.3%
    ARAMARK Corp.*                                    8,170       $    219,773
    Automatic Data Processing, Inc.                 135,000          7,951,500
    BEA Systems, Inc.*                              108,020          1,663,508
                                                                  ------------
                                                                  $  9,834,781
------------------------------------------------------------------------------
  Cellular Phones - 0.8%
    Sprint Corp. (PCS Group)*                       251,100       $  6,129,351
------------------------------------------------------------------------------
  Chemicals - 1.8%
    Air Products & Chemicals, Inc.                   81,400       $  3,818,474
    Praxair, Inc.                                   180,800          9,989,200
                                                                  ------------
                                                                  $ 13,807,674
------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.3%
    Cisco Systems, Inc.*                            570,000       $ 10,322,700
    Dell Computer Corp.*                            167,800          4,560,804
    Enterasys Networks, Inc.*                       273,630          2,421,625
                                                                  ------------
                                                                  $ 17,305,129
------------------------------------------------------------------------------
  Computer Software - 2.1%
    Oracle Corp.*                                   715,348       $  9,878,956
    Rational Software Corp.*                        323,100          6,300,450
                                                                  ------------
                                                                  $ 16,179,406
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.1%
    Intuit, Inc.*                                   101,500       $  4,340,140
    Microsoft Corp.*                                 65,700          4,353,939
                                                                  ------------
                                                                  $  8,694,079
------------------------------------------------------------------------------
  Computer Software - Services - 2.0%
    Interwoven, Inc.*                                89,100       $    867,834
    SunGard Data Systems, Inc.*                     134,700          3,896,871
    TIBCO Software, Inc.*                            57,000            851,010
    VERITAS Software Corp.*                         213,750          9,582,412
                                                                  ------------
                                                                  $ 15,198,127
------------------------------------------------------------------------------
  Computer Software - Systems - 0.8%
    Citrix Systems, Inc.*                            83,500       $  1,892,110
    Extreme Networks, Inc.*                         234,000          3,018,600
    I2 Technologies, Inc.*                          124,600            984,340
                                                                  ------------
                                                                  $  5,895,050
------------------------------------------------------------------------------
  Conglomerates - 3.1%
    Tyco International Ltd.                         393,456       $ 23,174,558
------------------------------------------------------------------------------
  Consumer Goods & Services - 2.7%
    Estee Lauder Cos., "A"                          120,500       $  3,863,230
    Gillette Co.                                    278,800          9,311,920
    Procter & Gamble Co.                             96,800          7,659,784
                                                                  ------------
                                                                  $ 20,834,934
------------------------------------------------------------------------------
  Electrical Equipment - 0.4%
    Jabil Circuit, Inc.*                            134,000       $  3,044,480
------------------------------------------------------------------------------
  Electronics - 6.6%
    Analog Devices, Inc.*                           315,400       $ 14,000,606
    Atmel Corp.*                                    350,800          2,585,396
    Brooks Automation, Inc.*                        113,200          4,603,844
    General Motors Corp., "H"*                      110,200          1,702,590
    Intel Corp.                                     151,200          4,755,240
    LSI Logic Corp.*                                128,200          2,022,996
    Maxim Integrated Products, Inc.*                 53,500          2,809,285
    Microchip Technology, Inc.*                     108,000          4,183,920
    Micron Technology, Inc.*                        138,900          4,305,900
    QLogic Corp.*                                    77,100          3,431,721
    Tektronix, Inc.*                                 91,000          2,345,980
    Xilinx, Inc.*                                    85,100          3,323,155
                                                                  ------------
                                                                  $ 50,070,633
------------------------------------------------------------------------------
  Entertainment - 8.3%
    AOL Time Warner, Inc.*                          205,000       $  6,580,500
    Clear Channel Communications, Inc.*             306,095         15,583,297
    Fox Entertainment Group, Inc.*                  156,200          4,143,986
    Hispanic Broadcasting Corp.*                     55,800          1,422,900
    Univision Communications, Inc., "A"*            158,400          6,408,864
    Viacom, Inc., "B"*                              475,636         20,999,329
    Walt Disney Co.                                 372,300          7,714,056
                                                                  ------------
                                                                  $ 62,852,932
------------------------------------------------------------------------------
  Financial Institutions - 8.9%
    American Express Co.                            276,800       $  9,878,992
    Charles Schwab Corp.                            395,000          6,110,650
    Citigroup, Inc.                                 156,066          7,878,211
    Fannie Mae                                       96,100          7,639,950
    Financial Federal Corp.*                        179,275          5,602,344
    Freddie Mac                                     115,700          7,566,780
    Goldman Sachs Group, Inc.                        45,200          4,192,300
    Merrill Lynch & Co., Inc.                       152,500          7,948,300
    Morgan Stanley Dean Witter & Co.                194,800         10,897,112
                                                                  ------------
                                                                  $ 67,714,639
------------------------------------------------------------------------------
  Food & Beverage Products - 0.8%
    General Mills, Inc.                              69,300       $  3,604,293
    PepsiCo, Inc.                                    48,700          2,371,203
                                                                  ------------
                                                                  $  5,975,496
------------------------------------------------------------------------------
  Healthcare - 0.5%
    HCA Inc.                                        106,900       $  4,119,926
------------------------------------------------------------------------------
  Insurance - 5.7%
    Allstate Corp.                                  114,800       $  3,868,760
    American International Group, Inc.              175,200         13,910,880
    Arthur J. Gallagher & Co.                       246,200          8,491,438
    Hartford Financial Services Group, Inc.          76,700          4,819,061
    MetLife, Inc.                                   264,000          8,363,520
    Prudential Financial, Inc.*                      27,290            905,755
    The St. Paul Cos., Inc.                          56,700          2,493,099
                                                                  ------------
                                                                  $ 42,852,513
------------------------------------------------------------------------------
  Internet - 0.9%
    VeriSign, Inc.*                                 176,872       $  6,728,211
------------------------------------------------------------------------------
  Media - 0.9%
    Westwood One, Inc.*                             229,600       $  6,899,480
------------------------------------------------------------------------------
  Medical & Health Products - 8.3%
    Allergan, Inc.                                   86,400       $  6,484,320
    American Home Products Corp.                    129,100          7,921,576
    Applera Corp. - Applied Biosystems Group        225,100          8,839,677
    Boston Scientific Corp.*                        142,000          3,425,040
    Eli Lilly & Co.                                 141,500         11,113,410
    Johnson & Johnson Co.                           199,700         11,802,270
    Pfizer, Inc.                                    328,800         13,102,680
                                                                  ------------
                                                                  $ 62,688,973
------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.3%
    Genzyme Corp.*                                   65,000       $  3,890,900
    Health Management Associates, Inc., "A"*        246,850          4,542,040
    HEALTHSOUTH Corp.*                              341,400          5,059,548
    Lincare Holdings, Inc.*                         132,500          3,796,125
                                                                  ------------
                                                                  $ 17,288,613
------------------------------------------------------------------------------
  Oil Services - 0.1%
    Noble Drilling Corp.*                            22,900       $    779,516
------------------------------------------------------------------------------
  Oils - 1.6%
    Anadarko Petroleum Corp.                         69,900       $  3,973,815
    Apache Corp.                                     91,960          4,586,965
    Charter Communications, Inc.*                    99,700          1,638,071
    Devon Energy Corp.                               42,180          1,630,257
                                                                  ------------
                                                                  $ 11,829,108
------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Sepracor, Inc.*                                  32,500       $  1,854,450
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.6%
    Outback Steakhouse, Inc.*                       121,900       $  4,175,075
------------------------------------------------------------------------------
  Retail - 6.2%
    Costco Wholesale Corp.*                         106,000       $  4,704,280
    Home Depot, Inc.                                161,300          8,227,913
    Lowe's Cos., Inc.                               175,200          8,131,032
    Staples, Inc.*                                  425,100          7,949,370
    Target Corp.                                    152,800          6,272,440
    Wal-Mart Stores, Inc.                           199,900         11,504,245
                                                                  ------------
                                                                  $ 46,789,280
------------------------------------------------------------------------------
  Retail & Drugstores - 0.6%
    Dollar Tree Stores, Inc.*                       151,700       $  4,689,047
------------------------------------------------------------------------------
  Special Products & Services - 2.3%
    Minnesota Mining & Manufacturing Co.            146,900       $ 17,365,049
------------------------------------------------------------------------------
  Telecommunications - 1.8%
    EchoStar Communications Corp.*                  472,380       $ 12,976,279
    Vignette Corp.*                                 107,900            579,423
                                                                  ------------
                                                                  $ 13,555,702
------------------------------------------------------------------------------
  Telecom - Wireless - 1.8%
    American Tower Corp., "A"*                      479,380       $  4,539,729
    AT&T Wireless Services, Inc.*                   402,100          5,778,177
    QUALCOMM, Inc.*                                  40,000          2,020,000
    SBA Communications Corp.*                        88,400          1,150,968
                                                                  ------------
                                                                  $ 13,488,874
------------------------------------------------------------------------------
  Transportation - 1.1%
    Fedex Corp.*                                    164,000       $  8,508,320
------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    AES Corp.*                                      303,400       $  4,960,590
------------------------------------------------------------------------------
Total U.S. Stocks                                                 $643,887,034
------------------------------------------------------------------------------
Foreign Stocks - 9.4%
  Bermuda - 3.1%
    Ace Ltd. (Insurance)                            235,400       $  9,451,310
    XL Capital Ltd. (Insurance)                     153,400         14,014,624
                                                                  ------------
                                                                  $ 23,465,934
------------------------------------------------------------------------------
  Brazil - 0.7%
    Aracruz Celulose S.A. (Forest and Paper
     Products)                                      303,300       $  5,513,994
------------------------------------------------------------------------------
  Canada - 0.5%
    Celestica Inc. (Business Services)*             100,700       $  4,067,273
------------------------------------------------------------------------------
  Finland - 0.6%
    Nokia Corp., ADR (Telecommunications)           190,100       $  4,663,153
------------------------------------------------------------------------------
  France - 1.1%
    Sanofi-Synthelabo S.A. (Medical &
      Health Products)                              111,600       $  8,322,414
------------------------------------------------------------------------------
  Germany - 0.7%
    Munchener Ruckvers AG (Financial Services)       19,200       $  5,210,399
------------------------------------------------------------------------------
  Netherlands - 0.5%
    KPN N.V. (Telecommunications)                   790,100       $  4,014,757
------------------------------------------------------------------------------
  Switzerland - 0.7%
    Swiss Reinsurance (Insurance)*                   50,300       $  5,063,046
------------------------------------------------------------------------------
  Taiwan - 0.5%
    Taiwan Semiconductor Manufacturing Co. Ltd.,
      ADR (Electronics)                             216,300       $  3,713,871
------------------------------------------------------------------------------
  United Kingdom - 1.0%
    Vodafone Group PLC (Telecommunications)       2,890,107       $  7,550,891
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 71,585,732
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $699,465,577)                      $715,472,766
------------------------------------------------------------------------------

Short-Term Obligations - 3.5%
------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)              VALUE
------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02     $  6,252       $  6,251,693
    Federal Home Loan Mortgage Corp., due 1/09/02     4,500          4,498,200
    Federal National Mortgage Association
      Discount Notes, due 1/02/02                     1,300          1,299,926
    General Electric Capital Corp., due 1/02/02       9,432          9,431,523
    General Motors Acceptance Corp., due 1/18/02      4,900          4,893,868
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 26,375,210
------------------------------------------------------------------------------
Repurchase Agreement - 2.4%
------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02,
      total to be received $18,135,803 (secured
      by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                       $18,134       $ 18,134,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $743,974,787)                 $759,981,976
Other Assets, Less Liabilities - (0.3)%                             (2,477,369)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $757,504,607
------------------------------------------------------------------------------
* Nonincome-producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
DECEMBER 31, 2001
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $743,974,787)      $  759,981,976
  Cash                                                                  394
  Receivable for fund shares sold                                   495,105
  Receivable for investments sold                                 2,742,378
  Interest and dividends receivable                                 298,756
                                                             --------------
      Total assets                                           $  763,518,609
                                                             --------------
Liabilities:
  Payable for fund shares reacquired                         $    3,351,155
  Payable for investments purchased                               1,414,633
  Payable to affiliates -
    Management fee                                                   27,502
    Distribution and service fee                                    960,973
  Accrued expenses and other liabilities                            259,739
                                                             --------------
      Total liabilities                                      $    6,014,002
                                                             --------------
Net assets                                                   $  757,504,607
                                                             ==============
Net assets consist of:
  Paid-in capital                                            $1,000,867,146
  Unrealized appreciation on investments and translation
    of assets
    and liabilities in foreign currencies                        16,007,993
  Accumulated net realized loss on investments and
    foreign currency transactions                              (259,248,439)
  Accumulated net investment loss                                  (122,093)
                                                             --------------
      Total                                                  $  757,504,607
                                                             ==============
Shares of beneficial interest outstanding                     85,899,315
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $699,466,260 / 78,795,377 shares of
beneficial interest outstanding)                                $8.88
                                                                =====
  Offering price per share (100 / 94.25 of net asset
value per share)                                                $9.42
                                                                =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $53,723,474 / 6,617,339 shares of
beneficial interest outstanding)                                $8.12
                                                                =====
Class I shares:
  Net asset value, offering price, and redemption
     price per share (net assets of $4,314,873 /
     486,599 shares of beneficial interest
     outstanding)                                               $8.87
                                                                =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                 $   5,401,455
    Interest                                                      2,475,424
    Foreign taxes withheld                                          (58,718)
                                                              -------------
      Total investment income                                 $   7,818,161
                                                              -------------
  Expenses -
    Management fee                                            $   3,807,961
    Trustees' compensation                                           51,921
    Shareholder servicing agent fee                                 911,770
    Distribution and service fee (Class A)                        2,025,271
    Distribution and service fee (Class B)                          627,569
    Administrative fee                                              110,785
    Custodian fee                                                   331,368
    Printing                                                         92,862
    Postage                                                          94,382
    Auditing fees                                                    36,315
    Legal fees                                                       16,205
    Miscellaneous                                                   473,257
                                                              -------------
      Total expenses                                          $   8,579,666
    Fees paid indirectly                                           (311,181)
                                                              -------------
      Net expenses                                            $   8,268,485
                                                              -------------
        Net investment loss                                   $    (450,324)
                                                              -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                   $(224,556,026)
    Foreign currency transactions                                   (52,013)
                                                              -------------
      Net realized loss on investments and foreign
        currency transactions                                 $(224,608,039)
                                                              -------------
  Change in unrealized depreciation -
    Investments                                               $ (68,649,836)
    Translation of assets and liabilities in foreign
       currencies                                                    (2,445)
                                                              -------------
      Net unrealized loss on investments and foreign
        currency translation                                  $ (68,652,281)
                                                              -------------
        Net realized and unrealized loss on investments
          and foreign currency                                $(293,260,320)
                                                              -------------
          Decrease in net assets from operations              $(293,710,644)
                                                              =============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                            2001               2000
------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                          $      (450,324)   $     2,571,138
  Net realized gain (loss) on investments and foreign
    currency transactions                                  (224,608,039)       320,797,951
  Net unrealized loss on investments and foreign
    currency translation                                    (68,652,281)      (478,498,751)
                                                        ---------------    ---------------
    Decrease in net assets from operations              $  (293,710,644)   $  (155,129,662)
                                                        ---------------    ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                  $      (271,925)   $    (2,113,567)
  From net investment income (Class I)                          (16,188)           (21,734)
  In excess of net investment income (Class A)                 (109,112)              --
  In excess of net investment income (Class I)                   (6,496)              --
  From net realized gain on investments and foreign
    currency transactions (Class A)                                --         (353,386,698)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                --          (25,575,757)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                --           (1,779,554)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                        --           (3,840,166)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                        --             (277,925)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                        --              (19,338)
                                                        ---------------    ---------------
    Total distributions declared to shareholders        $      (403,721)   $  (387,014,739)
                                                        ---------------    ---------------
Net increase (decrease) in net assets from fund share
  transactions                                          $  (143,080,051)   $   328,349,507
                                                        ---------------    ---------------
      Total decrease in net assets                      $  (437,194,416)   $  (213,794,894)
Net assets:
  At beginning of period                                  1,194,699,023      1,408,493,917
                                                        ---------------    ---------------
At end of period (including accumulated undistributed
  net investment loss and accumulated net investment
  income of $122,093 and $288,113, respectively)        $   757,504,607    $ 1,194,699,023
                                                        ===============    ===============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                     2001                2000                1999                1998              1997
------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period     $11.77              $19.07              $15.95              $13.92            $12.97
                                          ------              ------              ------              ------            ------
Income from investment operations# -
  Net investment income (loss)            $(0.00)*           $  0.04              $(0.03)             $(0.04)           $(0.03)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (2.89)              (2.13)               4.99                3.96              2.96
                                          ------              ------              ------              ------            ------
      Total from investment operations    $(2.89)             $(2.09)             $ 4.96              $ 3.92            $ 2.93
                                          ------              ------              ------              ------            ------
Less distributions declared to
shareholders -
  From net investment income              $(0.00)*            $(0.03)             $ --                $ --              $ --
  From net realized gain on
    investments and foreign
    currency transactions                   --                 (5.12)              (1.84)              (1.89)            (1.98)
  In excess of net realized gain
    on investments and foreign
    currency transactions                   --                 (0.06)               --                  --                --
                                          ------              ------              ------              ------            ------
      Total distributions declared
        to shareholders                   $(0.00)*            $(5.21)             $(1.84)             $(1.89)           $(1.98)
                                          ------              ------              ------              ------            ------
Net asset value - end of period           $ 8.88              $11.77              $19.07              $15.95            $13.92
                                          ======              ======              ======              ======            ======
Total return(+)                           (24.67)%            (11.30)%             32.82%              29.17%            23.28%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                0.90%               0.80%               0.80%               0.81%             0.84%
  Net investment income (loss)              0.00%**             0.22%              (0.19)%             (0.25)%           (0.18)%
Portfolio turnover                            96%                141%                 87%                 79%               60%
Net assets at end of period
  (000 Omitted)                       $  699,466          $1,106,281          $1,330,506          $1,137,302          $953,194

  * Per share amount was less than $0.01. **Ratio is less than 0.01%.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.


Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                               2001             2000             1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $10.84           $18.13           $15.33           $13.54           $12.73
                                                    ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                               $(0.07)          $(0.10)          $(0.16)          $(0.16)          $(0.14)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (2.65)           (2.01)            4.75             3.83             2.89
                                                    ------           ------           ------           ------           ------
      Total from investment operations              $(2.72)          $(2.11)          $ 4.59           $ 3.67           $ 2.75
                                                    ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                   $ --             $(5.12)          $(1.79)          $(1.88)          $(1.94)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      --              (0.06)            --               --               --
                                                    ------           ------           ------           ------           ------
      Total distributions declared to
        shareholders                                $ --             $(5.18)          $(1.79)          $(1.88)          $(1.94)
                                                    ------           ------           ------           ------           ------
Net asset value - end of period                     $ 8.12           $10.84           $18.13           $15.33           $13.54
                                                    ======           ======           ======           ======           ======
Total return                                        (25.16)%         (12.04)%          31.73%           28.15%           22.27%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                          1.65%            1.60%            1.62%            1.63%            1.64%
  Net investment loss                                (0.76)%          (0.58)%          (1.01)%          (1.05)%          (0.98)%
Portfolio turnover                                      96%             141%              87%              79%              60%
Net assets at end of period (000 Omitted)          $53,723          $82,708          $71,363          $48,806          $25,578

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------          PERIOD  ENDED
                                                 2001              2000            1999            1998  DECEMBER 31, 1997*
---------------------------------------------------------------------------------------------------------------------------
                                              CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $11.78            $19.08          $15.95          $13.91              $12.84
                                               ------            ------          ------          ------              ------
Income from investment operations# -
  Net investment income (loss)                 $ 0.02            $ 0.08          $ 0.00**        $(0.01)             $ 0.00**
  Net realized and unrealized gain (loss)
    on investments and foreign currency         (2.88)            (2.14)           5.00            3.96                3.07
                                               ------            ------          ------          ------              ------
      Total from investment operations         $(2.86)           $(2.06)         $ 5.00          $ 3.95              $ 3.07
                                               ------            ------          ------          ------              ------
Less distributions declared to shareholders -
  From net investment income                   $(0.05)           $(0.06)         $ --            $ --                $ --
  From net realized gain on investments
    and foreign currency transactions            --               (5.12)          (1.07)          (1.91)              (2.00)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --               (0.06)           --              --                  --
                                               ------            ------          ------          ------              ------
      Total distributions declared to
        shareholders                           $(0.05)           $(5.24)         $(1.87)         $(1.91)             $(2.00)
                                               ------            ------          ------          ------              ------
Net asset value - end of period                $ 8.87            $11.78          $19.08          $15.95              $13.91
                                               ======            ======          ======          ======              ======
Total return                                   (24.32)%          (11.19)%         33.09%          29.45%              24.65%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                     0.65%             0.60%           0.62%           0.63%               0.65%+
  Net investment income (loss)                   0.24%             0.42%          (0.01)%         (0.06)%              0.01%+
Portfolio turnover                                 96%              141%             87%             79%                 60%
Net assets at end of period (000 Omitted)      $4,315            $5,710          $6,625          $5,100              $3,909

 * For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
** Per share amount was less than $0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Growth Opportunities Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $4,603,844. These loans were collateralized by U.S. Treasury securities of $5,022,782.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund has adopted the provisions of the AICPA Audit Guide and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $305,763 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $5,418 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, and capital losses.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000, was as follows:

                               DECEMBER 31, 2001      DECEMBER 31, 2000
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                       $403,721           $ 84,965,881
  Long-term capital gain                   --               302,048,858
                                        --------           ------------
                                        $403,721           $387,014,739

During the year ended December 31, 2001, accumulated undistributed net investment loss decreased by $443,839, accumulated net realized loss on investments and foreign currency transactions decreased by $52,013, and paid- in capital decreased by $495,852 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income                       $      --
      Undistributed long-term capital gain                       --
      Capital loss carryforward                            (232,430,906)
      Unrealized gain                                        10,809,540

At December 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $232,430,906 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $200 million of average net assets             0.50%
          Average net assets in excess of $200 million         0.40%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,925 for the year ended December 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $76,568 for the year ended December 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to March 1, 1991) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $223,875 for the year ended December 31, 2001. Fees incurred under the distribution plan during the year ended December 31, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,542 for Class B shares for the year ended December 31, 2001. Fees incurred under the distribution plan during the year ended December 31, 2001, were 1.00% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 2001, were $8,773 and $94,214 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES           SALES
-------------------------------------------------------------------------------
Investments (non-U.S. government securities)      $812,491,300    $888,312,563
                                                  ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $753,822,004
                                                                  ------------
Gross unrealized appreciation                                     $ 84,095,817
Gross unrealized depreciation                                      (77,935,845)
                                                                  ------------
    Net unrealized appreciation                                   $  6,159,972
                                                                  ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                         YEAR ENDED DECEMBER 31, 2001           YEAR ENDED DECEMBER 31, 2000
                                   ----------------------------------      ---------------------------------
                                          SHARES              AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            9,419,271       $  89,507,038          12,743,682       $ 235,892,000
Shares issued to shareholders in
  reinvestment of distributions           40,332             369,304          27,620,166         342,078,922
Shares reacquired                    (24,624,943)       (224,383,536)        (16,168,866)       (300,379,109)
                                   -------------       -------------       -------------       -------------
    Net increase (decrease)          (15,165,340)      $(134,507,194)         24,194,982       $ 277,591,813
                                   =============       =============       =============       =============

Class B shares

                                         YEAR ENDED DECEMBER 31, 2001           YEAR ENDED DECEMBER 31, 2000
                                   ----------------------------------      ---------------------------------
                                          SHARES              AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            4,703,663       $  41,777,107           6,672,288       $ 111,865,496
Shares issued to shareholders in
  reinvestment of distributions              583               5,061           2,063,888          23,310,618
Shares reacquired                     (5,714,060)        (50,387,661)         (5,045,178)        (86,029,993)
                                   -------------       -------------       -------------       -------------
    Net increase (decrease)           (1,009,814)      $  (8,605,493)          3,690,998       $  49,146,121
                                   =============       =============       =============       =============

Class I shares

                                         YEAR ENDED DECEMBER 31, 2001           YEAR ENDED DECEMBER 31, 2000
                                   ----------------------------------      ---------------------------------
                                          SHARES              AMOUNT              SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                               30,255       $     267,984             361,134       $   6,984,115
Shares issued to shareholders in
  reinvestment of distributions            2,493              22,684             147,453           1,820,625
Shares reacquired                        (30,914)           (258,032)           (371,026)         (7,193,167)
                                   -------------       -------------       -------------       -------------
    Net increase                           1,834       $      32,636             137,561       $   1,611,573
                                   =============       =============       =============       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended December 31, 2001, was $9,042. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees and the Shareholders of MFS Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Growth Opportunities Fund, including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Opportunities Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)
-------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

FOR THE YEAR ENDED DECEMBER 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 4.39%.

-------------------------------------------------------------------------------

MFS(R) GROWTH OPPORTUNITIES FUND

The following tables present certain information regarding the Trustees and officers of the fund, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

              NAME, POSITION WITH THE TRUST, AGE PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent consultant, general management
Private investor and real estate consultant;             consulting (healthcare specialty)
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; Woodstock Corporation                  industrial and aerospace applications), Director
(investment advisory firm), Director; KeySpan            (until June 1999)
Corporation (energy related services), Director;
Eastern Enterprises (diversified services
company), Chairman, Trustee and Chief Executive
Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the fund. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES** (born 06/02/55) Trustee,             ROBERT R. FLAHERTY** (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR.** (born 03/06/59)
Assistant                                                ELLEN MOYNIHAN** (born 11/13/57) Assistant
Secretary and Assistant Clerk Massachusetts              Treasurer
Financial services Company, Senior Vice President        Massachusetts Financial Services Company, Vice
and Associate General Counsel                            President (since September 1996)

MARK E. BRADLEY** (born 11/23/59) Assistant              JAMES O. YOST** (born 06/12/60) Assistant
Treasurer                                                Treasurer
Massachusetts Financial Services Company, Vice           Massachusetts Financial Services Company, Senior
President (since March 1997); Putnam Investments,        Vice President
Vice President (prior to March 1997)

STEPHEN E. CAVAN** (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, Dr. Cohn, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each Trustee holds comparable positions with certain affiliates of MFS or with certain other funds of which
MFS or a subsidiary is the investment adviser or distributor. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

 ** "Interested person" (as defined in the 1940 Act) of MFS, the address of which is 500 Boylston Street,
    Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Paul M. McMahon+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
                                                         WORLD WIDE WEB
For information on MFS mutual funds, call                www.mfs.com
your investment professional or, for an
information kit, call toll free:
1-800-637-2929 any business day from
9 a.m. to 5 p.m. Eastern time (or leave
a message anytime).

+  MFS Investment Management

MFS(R) GROWTH OPPORTUNITIES FUND                            ------------
                                                              PRSRT STD
[logo] M F S(R)                                              U.S. Postage
INVESTMENT MANAGEMENT                                           Paid
                                                                MFS
500 Boylston Street                                         ------------
Boston, MA 02116-3741

(C) 2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                       MGO-2 2/02 52M 16/216/816